Intangible Assets	12 Months Ended
Dec. 31, 2024
Intangible Assets
Intangible Assets
(6)	Intangible Assets

During the year ended December 31, 2023, the Company determined the carrying value of the developed technology and trademarks/tradenames had been impaired due to the financial condition of the Company and recognized a non-cash impairment charge of $0.2 million, which fully impaired the intangible assets.

Amortization expense for the year ended December 31, 2023 was approximately $33 thousand.

The Company had impaired all of its remaining intangible assets during 2023, therefore there was no amortization expense for the year ended December 31, 2024, and there is no future projection of amortization expense at December 31, 2024.